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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): March 27, 2002



                          TURBOCHEF TECHNOLOGIES, INC.
           ---------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



         DELAWARE                       0-23478                 48-1100390
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(State or other jurisdiction          (Commission           (I.R.S. Employer
     of incorporation)                File Number)         Identification No.)



10500 Metric Drive, Suite 128 Dallas, Texas                   75243
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(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code: (214) 379-6000
                                                    --------------

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(Former name or former address, if changed since last report)


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Item 5.  Other Information

          The Supplementary Agreement to the OEM Manufacturing Contract executed on March 27, 2002 between Turbochef Technologies, Inc. and Shandong Xiaoya Group Company Limited, which was previously filed as an exhibit to TurboChef's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, is being filed as an exhibit to this report to unredact certain portions of the agreement.

Item 7.  Financial Statements, Pro forma Financial Information and Exhibits

(a)-(b) Not Applicable

(c) Exhibits

99.1 Supplementary Agreement to the OEM Manufacturing Contract executed on March 27, 2002 between Turbochef Technologies, Inc. and Shandong Xiaoya Group Company Limited.*

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*  Portions of this exhibit have been omitted and filed separately with the
Securities and Exchange Commission pursuant to a request for confidential treatment of the omitted portions.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   TURBOCHEF TECHNOLOGIES, INC.
                                   (Registrant)

                                        /s/ Jeffrey B. Bogatin
                                   By:______________________________
                                        Jeffrey B. Bogatin
                                        Chairman of the Board and Chief
                                        Executive Officer

Date:  August 8, 2002

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